EXHIBIT 10.2

AMENDMENT NUMBER ONE
TO THE
COMMUNITY TRUST BANCORP, INC.
SAVINGS AND EMPLOYEE STOCK OWNERSHIP PLAN

Pursuant to the powers of amendment reserved in Section 20.1 of the Community Trust Bancorp, Inc. Savings and Employee Stock Ownership Plan, as amended and restated effective January 1, 1999 (the “Plan”), Community Trust Bancorp, Inc. hereby amends the Plan as follows:

1.

The Plan is amended by adding thereto the following new Sections 2.4A:

2.4A “Catch Up Contributions” means a voluntary contribution made by an eligible Participant to the Trust under the Plan pursuant to Section 4.5.

2.

Section 2.10 of the Plan is amended to add the following sentence at the end thereof:

“Notwithstanding the above, effective for any Plan Years beginning after December 31, 2001, a Participant’s Compensation for purposes of the Plan shall not exceed $200,000, as adjusted in accordance with Section 401(a)(17) of the Code.”

3.

Section 2.19 of the Plan is amended by deleting the last sentence thereof in its entirety and by substituting the following therefor:

“Effective January 1, 2002, the term Eligible Retirement Plan also shall include an eligible deferred compensation plan described in Section 457(b) of the Code which is maintained by an eligible employer described in Section 457(e)(1)(A) and an annuity contract described in Section 403(b) of the Code. In the case of an Eligible Rollover Distribution to the surviving spouse, prior to January 1, 2002, an Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code or an individual retirement annuity described in Section 408(b) of the Code.”

4.

Section 2.20 of the Plan is amended to delete the word “or” after subsection (e), to add the following new subsection (f) and to reletter the remaining subsection accordingly.

“(f) any withdrawal on account of financial hardship pursuant to Section 15.2; or”

5.

The Plan is amended by deleting Section 2.53 in its entirety and by substituting therefor a new Section 2.53 as follows:

“2.53 ‘Total and Permanent Disability’ means the Participant has become entitled to receive disability benefits either under a long term disability plan sponsored by the Company or one of its Affiliates or under the United States Social Security Act.”

6.

Effective January 1, 1999, Section 2.48 of the Plan shall be deleted in its entirety and all of the remaining sections in Article II, including all internal references to the same, shall be renumbered accordingly.

7.

The Plan is amended by deleting Section 3.2 in its entirety and by substituting therefor a new Section 3.2 (with no change to the caption) as follows:

“A Former Participant who returns to employment and becomes a Covered Employee may commence participation as of the date he or she again becomes a Covered Employee. An Employee who has satisfied the eligibility requirements of this Article III but does not become a Participant on the next Entry Date due to a Break in Service, a Leave of Absence or because he or she is not a Covered Employee on that Entry Date may commence participation upon the Entry Date next following the termination of the Break in Service or Leave of Absence or the date he or she again becomes a Covered Employee. An Employee who has satisfied the eligibility requirements of this Article III but who Terminates Employment prior to his or her applicable Entry Date, and who is re-employed after that Entry Date, shall commence participation immediately upon reemployment. Effective January 1, 2002, notwithstanding any other provisions herein to the contrary, any Former Participant or terminated Employee who subsequently returns to employment after a Break in Service shall be required to complete 1,000 Hours of Service in the twelve (12) consecutive months beginning on his or her date of reemployment, or, failing that, in any Plan Year that commences after his or her date of reemployment. Upon completion of 1,000 Hours of Service, the Plan participation for such Former Participant or Employee (except with regard to entitlement to contributions under the Plan) shall be retroactive to his or her date of reemployment.”

8.

Section 4.1 of the Plan is amended to insert the phrase “(effective for Plan Years beginning on or after January 1, 2003, fifteen percent (15%))” after the phrase “nor more than twelve (12%)” in the first sentence thereof .

9.

Section 4.1 of the Plan is amended by deleting the second sentence thereof in its entirety and by substituting the following therefor:

“The total amount of such contributions under this Plan and any other cash or deferred arrangement in which the Employee participates may not exceed eleven thousand dollars ($11,000) for any Plan Year, as adjusted in accordance with Section 402(g) of the Code.”

10.

The Plan is amended by adding thereto the following new Section 4.5:

“4.5 Catch Up Contributions.

Effective as of October 1, 2002, each Participant that is eligible to make Salary Deferral Contributions pursuant to Section 4.1 and who will have attained age 50 before the close of the Plan Year shall be eligible to make a Catch Up Contribution in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such contributions shall be credited to the Participant’s Salary Deferral Contribution Account and shall be fully vested and nonforfeitable at all times. Such Catch Up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the requirements of Sections 402(g) and 415 of the Code. In addition, the Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Sections 401(k)(3), 410(b) or 416 of the Code, as applicable, by reason of the making of such Catch Up Contributions.”

11.

Sections 5.7 and 5.8 of the Plan are deleted in their entirety.

12.

Section 6.5(a) of the Plan is amended to change the reference to “Section 6.5(f)” in the last sentence thereof to “Section 6.5(e).”

13.

Section 7.1(a) of the Plan is amended by deleting the phrase “(a) Thirty Thousand Dollars ($30,000) or (b) twenty-five percent (25%)” in the sole sentence thereof and by substituting the phrase “(a) Forty Thousand Dollars ($40,000) or (b) one-hundred percent (100%)” therefor.

14.

Section 8.1 of the Plan is amended to add the following sentences at the end thereof:

“Notwithstanding the above, effective January 1, 2002, a Participant shall become one-hundred percent (100%) vested in his or her Matching Contribution Account after being credited under the Plan with three (3) or more Years of Vesting Service. Effective September 1, 2002, a Participant shall become one-hundred percent (100%) vested in his or her Employer Base Contribution Account after being credited under the Plan with three (3) or more Years of Vesting Service.”

15.

Section 11.1 of the Plan is amended to insert the phrase “Catch Up Contributions,” after the phrase “Salary Deferral Contributions” in the fourth sentence thereof.

16.

Effective January 1, 1999, Section 12.3(a) of the Plan is amended to change the reference to “$750,000” wherever it appears to “$735,000.”

17.

Section 12.4 of the Plan is amended to add the following new sentence to the end thereof:

“Effective January 1, 2002, a Participant may elect to waive the 30-day waiting period before the commencement of benefit payments if the distribution of the Participant’s benefit begins no earlier than seven (7) days after the written notification described in this Section 12.4 is provided to the Participant.”

18.

Section 12.5 of the Plan is amended to add the following new paragraph at the end thereof:

“Effective April 1, 2002, for purposes of determining if a Participant’s Plan Accounts exceed $5,000, the Plan Administrator shall exclude any amount held in the Participant’s Rollover Contribution Account.”

19.

Section 12.8(b) of the Plan is amended to add the following sentence at the end thereof:

“All distributions required under this Section 12.8(b) will be determined in accordance with the Treasury Regulations under Section 401(a)(9) of the Code. Distributions required to begin under this Section 12.8(b) during the Plan Year ended December 31, 2002 shall be determined in accordance with the final and temporary Treasury Regulations under Section 401(a)(9) of the Code issued in April 2002.”

20.

Section 14.2 of the Plan is amended by deleting the second and third sentences thereof in their entirety.

21.

Effective January 1, 1999, the first sentence of Section 15.2(a) of the Plan is amended by deleting the same in its entirety and by substituting the following therefor:

“A Participant may withdraw some or all of the amount in his or her Salary Deferral Contribution Account attributable to Salary Deferral Contributions and/or Catch Up Contributions (earnings on such contributions shall not be eligible for withdrawal) if such a withdrawal is necessary due to the immediate and heavy financial need of the Participant.”

22.

Section 18.1(a) of the Plan is amended by deleting the last sentence thereof in its entirety and by substituting the following therefor:

“The value of the accumulated benefit for any Employee as of a Plan Year shall include (i) with respect to Plan Years beginning prior to January 1, 2002, the aggregate distributions, including withdrawals, made with respect to such Employee under the Plan during the five-year period ending on the Determination Date and (ii) with respect to Plan Years beginning on or after January 1, 2002, any part of any account balance distributed on account of a Participant’s termination from employment, death or disability in the one-year period ending on the applicable Determination Date.”

23.

Section 18.2(b) of the Plan is amended to add the following sentence at the end thereof:

“Notwithstanding the above, effective September 1, 2002, in the event that the Plan is top heavy, the Committee shall calculate the Vested Percentage of a Participant’s Employer Base Contribution Account and Matching Contribution Account in accordance with the provisions for vesting set forth in Section 8.1 or the above schedule, whichever shall provide the Participant with a higher vested benefit, and with respect to Discretionary Contribution Account in accordance with the above schedule.”

24.

Unless otherwise indicated, this Amendment Number One shall be effective as of January 1, 2002.

* * * *

COMMUNITY TRUST BANCORP, INC.

By:   /s/ Jean R. Hale

Title: Chairman, President, and CEO

AMENDMENT NUMBER TWO
TO THE
COMMUNITY TRUST BANCORP, INC.
SAVINGS AND EMPLOYEE STOCK OWNERSHIP PLAN

Pursuant to the powers of amendment reserved in Section 20.1 of the Community Trust Bancorp, Inc. Savings and Employee Stock Ownership Plan, as amended and restated effective January 1, 1999 (the “Plan”), Community Trust Bancorp, Inc. hereby amends the Plan as follows:

1.
The Plan is amended by deleting Section 2.10 in its entirety and by substituting the following therefor:

“2.10 “Compensation” means the aggregate of all payments for personal services paid by the Employer to a Participant during a Plan Year subsequent to the Participant’s Entry Date, including base pay, overtime, bonuses, one-time payments, incentive compensation, commissions and absence pay including payments for sick, personal, vacation, bereavement, jury duty, disability and work related training; provided, Compensation shall exclude any reimbursed personal automobile expenses, car allowances or car add-ins, relocation expenses, excess life insurance premiums under Section 79 of the Code, stock based compensation includible in a Participant’s gross income and any severance payments or amounts paid upon the cancellation of an employment contract. Compensation shall be determined without regard to any reduction in remuneration resulting from an election to have Salary Deferral Contributions made to the Plan or for any other elective amounts that are not includible in the gross income of a Participant under Section 125 or 132(f)(4) of the Code. Notwithstanding the above, a Participant’s Compensation for purposes of the Plan shall not exceed $205,000, as adjusted in accordance with Section 401(a)(17) of the Code.”

2.
Effective January 1, 2002, Section 7.1(a) of the Plan is amended by inserting the phrase “, as adjusted for cost living increases under Section 415(d) of the Code and regulations thereunder,” after the phrase “Forty Thousand Dollars ($40,000).”

3.
Section 5.2 of the Plan is amended by deleting the last sentence thereof in its entirety and by substituting the following therefor:

“The Matching Contribution will be determined as of the end of each payroll period and will be allocated not later than the last day of each calendar quarter within a Plan Year to the Matching Contribution Account of the Participant receiving the Matching Contribution.”

4.
Unless otherwise indicated, this Amendment Number Two shall be effective as of January 1, 2004.

IN WITNESS WHEREOF, the Plan is hereby amended effective as of the dates set forth above.

COMMUNITY TRUST BANCORP, INC.

By:   /s/ Jean R. Hale

Title: Chairman, President, and CEO

AMENDMENT NUMBER THREE
TO THE
COMMUNITY TRUST BANCORP, INC.
SAVINGS AND EMPLOYEE STOCK OWNERSHIP PLAN

Pursuant to the powers of amendment reserved in Section 20.1 of the Community Trust Bancorp, Inc. Savings and Employee Stock Ownership Plan, as amended and restated effective January 1, 1999 (the “Plan”), Community Trust Bancorp, Inc. hereby amends the Plan as follows:

1.

The Plan is amended by adding thereto the following new Section 2.29A:

“2.29A ‘Heritage Plan’ means the Heritage Community Bank 401(k) Profit Sharing Plan as in effect as of June 10, 2005.”

2.

Section 2.35 of the Plan is amended by adding the following sentence to the end thereof:

“This account shall include matching contributions transferred from the Heritage Plan.”

3.
Section 2.47 of the Plan is amended by adding the following sentence to the end thereof:

“This account shall include qualified non-elective contributions transferred from the Heritage Plan.”

4.

Section 2.48 of the Plan, as renumbered by Amendment Number One, is amended by adding the following sentence to the end thereof:

“This account shall include rollover contributions transferred from the Heritage Plan.”

5.

Section 2.50 of the Plan, as renumbered by Amendment Number One, is amended by adding the following sentence to the end thereof:

“This account shall include pre-tax salary deferral contributions transferred from the Heritage Plan.”

6.

Effective March 28, 2005, Section 12.5 of the Plan is amended by striking it in its entirety and inserting the following:

“Notwithstanding any provisions of the plan to the contrary, if the vested portion of a Participant’s Plan Accounts upon Termination of Employment is $1,000 or less, then such vested portion shall be paid to the Participant in a lump sum payment as soon as practicable after the date the benefit first becomes payable to such Participant.  If the vested portion of a Participant’s Plan Accounts upon Termination of Employment exceeds $1,000, the Participant may elect to receive an immediate distribution of benefits. If such Participant does not elect or consent to receive an immediate distribution, his or her Plan Account shall remain in the Trust until the earlier of the Participant’s Normal Retirement Date or the date as of which the Participant elects to receive a distribution of his or her Plan Accounts.”

7.

Section 15.2(c) of the Plan is amended by adding the phrase “(including amounts necessary to pay any income taxes or penalties reasonably anticipated to result from the withdrawal)” to the end of subsection (i) thereof.

IN WITNESS WHEREOF, the Plan is hereby amended as set forth in this Amendment Number Three, effective, except as noted above, as of March 28, 2005.

COMMUNITY TRUST BANCORP, INC.

By:   /s/ Jean R. Hale

Title: Chairman, President, and CEO

AMENDMENT NUMBER FOUR
TO THE
COMMUNITY TRUST BANCORP, INC.
SAVINGS AND EMPLOYEE STOCK OWNERSHIP PLAN

Pursuant to the powers of amendment reserved in Section 20.1 of the Community Trust Bancorp, Inc. Savings and Employee Stock Ownership Plan, as amended and restated effective January 1, 1999 (the “Plan”), Community Trust Bancorp, Inc. hereby amends the Plan as follows:

1.
Section 4.1 of the Plan is amended by adding a new sentence between the fourth and fifth sentences to read as follows:
“The Plan may use any reasonable method for computing the income or loss allocable to excess Salary Deferral Contributions, provided that the method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants’ accounts. The Plan may also elect to use a method of allocating Plan Year or gap period income as specified under Treasury Regulation section 1.402(g)-1, as such regulation may be finalized or Treasury Regulation section 1.401(k)-2(b)(2)(iv). Gap period income need only be included to the extent the Participant is or would be credited with allocable gain or loss on those excess deferrals for such gap period, if the total account were to be distributed.”

2.
Section 4.3 of the Plan is amended by inserting a new paragraph to the end thereof to read as follows:
“The Plan may use any reasonable method for computing the income or loss allocable to excess contributions, provided that the method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants’ accounts. Alternatively, the Plan may elect to use a method of allocating Plan Year or gap period income specified under Treasury Regulation Section 1.401(k)-2(b)(2)(iv). Gap period income need only be included to the extent the Participant is or would be credited with allocable gain or loss on those excess contributions for such gap period, if the total account were to be distributed.”

3.
Section 4.4 of the Plan is amended by inserting a new paragraph in-between the first and second paragraphs to read as follows:
“For purposes of this Section, the actual deferral percentage for any Participant who is a Highly Compensated Employee and who is eligible to have elective deferrals allocated to his or her accounts under two or more arrangements described in Code Section 401(k), that are maintained by the Employer (or of any trade or business, whether or not incorporated, which is considered to be under common control with the Employer under regulations prescribed by the Secretary of the Treasury pursuant to Code Section 414(c)), shall be determined as if such elective deferrals were made under a single plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all elective deferrals made during the Plan Year under all such plans and arrangements shall be aggregated.”

4.
Section 5.1 of the Plan is amended by inserting the following sentence to the end thereof:
“Effective with respect to Plan Years commencing after December 31, 2006, and contingent upon the creation of a separate employee stock ownership plan effective as of January 1, 2007, no contributions shall be made by the Employer under this Section 5.1(a).”

5.
Section 5.3 of the Plan is amended by inserting the following sentence to the end thereof:
“Any Qualified Non-Elective Contributions made by the Employer under this Section 5.3 that are made to correct any ADP or ACP failure shall comply with the requirements set forth in Treasury Regulation section 1.401(k)-2(a)6) or 1.401(m)-2(a)(6), as in effect on January 1, 2006.”

6.
Section 5.5 of the Plan is amended by inserting the following paragraph to the end thereof:
“The Plan may use any reasonable method for computing the income or loss allocable to excess aggregate contributions, provided that the method does not violate Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income to Participants’ accounts. Alternatively, the Plan may elect to use a method of allocating Plan Year or gap period income specified under Treasury Regulation Section 1.401(m)-2(b)(2)(iv). Gap period income need only be included to the extent the Participant is or would be credited with allocable gain or loss on those excess aggregate contributions for such gap period, if the total account were to be distributed.”

7.
Section 5.6 of the Plan is amended by inserting the following sentence to the end thereof:
“For purposes of this Section, the actual contribution percentage for any Participant who is a Highly Compensated Employee and who is eligible to participate in more than one plan described in Code Section 401(a), or arrangements described in Code Section 401(k), that are maintained by the Employer (or of any trade or business, whether or not incorporated, which is considered to be under common control with the Employer under regulations prescribed by the Secretary of the Treasury pursuant to Code Section 414(c)), shall be determined as if the total of such contribution percentage amounts were made under a single plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all contribution percentage amounts made during the Plan Year under all such plans and arrangements shall be aggregated.”

8.
Section 15.2(c)(ii) of the Plan is amended by deleting that section in its entirety and replacing it with the following:
“(ii) the Participant has obtained all distributions (other than hardship distributions), including any distributions of ESOP dividends under Code Section 404(k), and all non-taxable loans, currently available under the Plan and under all plans maintained by the Employer;”

IN WITNESS WHEREOF, the Plan is hereby amended as set forth in this Amendment Number Four, effective, except as noted above, as of January 1, 2006.

COMMUNITY TRUST BANCORP, INC.

By:   /s/ Jean R. Hale

Title: Chairman, President, and CEO